Exhibit 99.1

Monthly Volume Summary: January 2010 (unaudited & subject to change) (dollars in millions)

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]									January 2010 Highlights:

Purchases and	Net Increase/	Ending	Annualized	Annualized Liquidation	> The total mortgage portfolio decreased at an annualized rate of 1.7% in January.

>  The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio was
     $743.7 billion at January 31, 2010, down from $755.3 billion at December 31, 2009.

>  The net amount of mortgage-related investments portfolio mortgage purchase (sale) agreements entered into during the month of January totaled $238 million, down from the $2,618 million entered into during the month of December.

>  Refinance-loan purchase and guarantee volume was $22.6 billion in January, down from $27.3 billion in December.

>  Total guaranteed PCs and Structured Securities issued increased at an annualized rate of 0.5% in January.
     Our January 2010 issuance includes $7.2 billion of guarantees under the Housing Finance Agencies
     (HFA) initiative. Treasury bears initial losses on these securities up to 35% of the program-wide issuance. See endnote (13) for further information.

>  Our single-family portfolio delinquency rate rose to 4.03% in January, up 16 basis points from December.
     Our multifamily delinquency rate was 0.15% in January.

>  For information on our MHA Program activities, see FHFA’s “Foreclosure Prevention and Refinance
     Report,” which is available on FHFA’s website at www.fhfa.gov.

>  The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $435 million in
     January. Duration gap averaged 0 months. See endnote (17) for further information.

>  On February 10, 2010, we announced we will purchase substantially all of the single-family mortgage loans that are 120 days or more delinquent from our PCs.
     See Table 9 for further information.

>  On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as
									Conservator of Freddie Mac.
	Issuances [3]	Sales [4]	Liquidations	(Decrease)	Balance	Growth Rate	Rate

Jan 2009	$21,709	$(5,350)	$(21,527)	$(5,168)	$2,202,308	(2.8%)	11.7%
Feb	40,052	(734)	(33,776)	5,542	2,207,850	3.0%	18.4%
Mar	86,085	(4)	(47,428)	38,653	2,246,503	21.0%	25.8%
Apr	58,090	(20,222)	(53,079)	(15,211)	2,231,292	(8.1%)	28.4%
May	50,223	(5,334)	(47,890)	(3,001)	2,228,291	(1.6%)	25.8%
Jun	63,150	(1,065)	(49,893)	12,192	2,240,483	6.6%	26.9%
Jul	44,052	—	(50,206)	(6,154)	2,234,329	(3.3%)	26.9%
Aug	47,886	—	(40,948)	6,938	2,241,267	3.7%	22.0%
Sep	32,926	(250)	(31,241)	1,435	2,242,702	0.8%	16.7%
Oct	32,181	(2,125)	(28,838)	1,218	2,243,920	0.7%	15.4%
Nov	27,975	—	(32,087)	(4,112)	2,239,808	(2.2%)	17.2%
Dec	44,039	(15)	(33,293)	10,731	2,250,539	5.7%	17.8%

Full-Year 2009	548,368	(35,099)	(470,206)	43,063	2,250,539	2.0%	21.3%

Jan 2010	36,583	—	(39,729)	(3,146)	2,247,393	(1.7%)	21.2%

YTD 2010	$36,583	$—	$(39,729)	$(3,146)	$2,247,393	(1.7%)	21.2%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1,5]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]

							Mortgage	Mortgage	Net Purchase		PCs and	Non-Freddie Mac Mortgage-
		Sales, net of		Ending	Annualized	Annualized	Purchase	Sale	(Sale)		Structured	Related Securities		Mortgage	Ending

	Purchases [6]	Other Activity [7]	Liquidations	Balance	Growth Rate	Liquidation Rate	Agreements [8]	Agreements [9]	Agreements		Securities	Agency	Non-Agency	Loans	Balance

Jan 2009	$25,055	$(22,340)	$(8,557)	$798,920	(8.7%)	12.8%	$42,971	$(25,944)	$17,027	Jan 2009	$420,886	$66,198	$195,749	$116,087	$798,920
Feb	36,621	(2,355)	(11,150)	822,036	34.7%	16.7%	36,851	(32,863)	3,988	Feb	436,257	68,709	193,941	123,129	822,036
Mar	66,574	(6,797)	(14,709)	867,104	65.8%	21.5%	80,250	(64,405)	15,845	Mar	455,421	92,638	192,099	126,946	867,104
Apr	20,982	(42,274)	(15,522)	830,290	(50.9%)	21.5%	48,057	(47,101)	956	Apr	435,590	77,563	189,905	127,232	830,290
May	14,724	(7,207)	(14,376)	823,431	(9.9%)	20.8%	46,382	(41,064)	5,318	May	431,156	72,355	188,050	131,870	823,431
Jun	26,418	(5,376)	(14,636)	829,837	9.3%	21.3%	63,240	(53,327)	9,913	Jun	440,478	72,889	186,195	130,275	829,837
Jul	18,006	(33,343)	(15,444)	799,056	(44.5%)	22.3%	35,786	(24,773)	11,013	Jul	412,650	71,145	184,322	130,939	799,056
Aug	9,488	(15,945)	(13,190)	779,409	(29.5%)	19.8%	32,529	(20,401)	12,128	Aug	396,217	69,505	182,489	131,198	779,409
Sep	18,844	(3,289)	(10,793)	784,171	7.3%	16.6%	15,178	(10,552)	4,626	Sep	403,490	68,050	180,752	131,879	784,171
Oct	9,188	(12,908)	(10,399)	770,052	(21.6%)	15.9%	9,106	(7,444)	1,662	Oct	389,928	69,056	179,065	132,003	770,052
Nov	3,489	(979)	(10,810)	761,752	(12.9%)	16.8%	8,466	(8,088)	378	Nov	382,751	67,497	177,334	134,170	761,752
Dec	5,954	(1,429)	(11,005)	755,272	(10.2%)	17.3%	9,273	(6,655)	2,618	Dec	374,615	66,171	175,670	138,816	755,272

Full-Year 2009	255,343	(154,242)	(150,591)	755,272	(6.1%)	18.7%	428,089	(342,617)	85,472	Full-Year 2009	374,615	66,171	175,670	138,816	755,272

Jan 2010	2,277	(1,901)	(11,940)	743,708	(18.4%)	19.0%	5,651	(5,413)	238	Jan 2010	366,920	64,444	173,984	138,360	743,708

YTD 2010	$2,277	$(1,901)	$(11,940)	$743,708	(18.4%)	19.0%	$5,651	$(5,413)	$238	YTD 2010	$366,920	$64,444	$173,984	$138,360	$743,708

Please see Endnotes on page 4.
1 of 4

TABLE 4 - TOTAL GUARANTEED PCs AND STRUCTURED SECURITIES ISSUED [1,10]							TABLE 5 - DEBT ACTIVITIES [14]

								Original Maturity < 1 Year	Original Maturity > 1 Year

	Issuances	Liquidations [11]	Net Increase/ (Decrease)	Ending Balance [12]	Annualized Growth Rate	Annualized Liquidation Rate		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Jan 2009	$16,277	$(19,241)	$(2,964)	$1,824,274	(1.9%)	12.6%	Jan 2009	$352,212	$34,134	$(36,968)	$(15)	$(1,008)	$535,517	$887,729
Feb	29,815	(32,018)	(2,203)	1,822,071	(1.4%)	21.1%	Feb	373,285	38,276	(33,467)	(21)	(107)	540,198	913,483
Mar	57,684	(44,935)	12,749	1,834,820	8.4%	29.6%	Mar	350,269	67,042	(25,637)	—	536	582,139	932,408
Apr	51,068	(49,296)	1,772	1,836,592	1.2%	32.2%	Apr	295,797	44,033	(22,421)	—	(24)	603,727	899,524
May	43,733	(44,309)	(576)	1,836,016	(0.4%)	29.0%	May	277,038	39,435	(27,655)	—	840	616,347	893,385
Jun	61,137	(46,029)	15,108	1,851,124	9.9%	30.1%	Jun	262,792	21,797	(21,020)	(22,484)	(161)	594,479	857,271
Jul	42,954	(46,155)	(3,201)	1,847,923	(2.1%)	29.9%	Jul	258,647	13,129	(18,145)	(3,875)	66	585,654	844,301
Aug	47,458	(37,306)	10,152	1,858,075	6.6%	24.2%	Aug	253,813	23,353	(6,588)	(2,026)	68	600,461	854,274
Sep	31,839	(27,893)	3,946	1,862,021	2.5%	18.0%	Sep	241,527	12,570	(25,730)	(2,776)	105	584,630	826,157
Oct	27,469	(25,694)	1,775	1,863,796	1.1%	16.6%	Oct	235,875	14,650	(18,005)	(3,109)	54	578,220	814,095
Nov	25,984	(28,973)	(2,989)	1,860,807	(1.9%)	18.7%	Nov	231,082	19,774	(19,709)	(250)	102	578,137	809,219
Dec	39,994	(30,919)	9,075	1,869,882	5.9%	19.9%	Dec	238,293	20,486	(21,429)	(10,152)	(262)	566,780	805,073

Full-Year 2009	475,412	(432,768)	42,644	1,869,882	2.3%	23.7%	YTD 2009	238,293	348,679	(276,774)	(44,708)	209	566,780	805,073

Jan 2010 [13]	36,163	(35,440)	723	1,870,605	0.5%	22.7%	Jan 2010	234,639	28,021	(11,158)	(500)	(177)	582,966	817,605

YTD 2010	$36,163	$(35,440)	$723	$1,870,605	0.5%	22.7%	YTD 2010	$234,639	$28,021	$(11,158)	$(500)	$(177)	$582,966	$817,605

TABLE 6 - DELINQUENCIES [15]					TABLE 7 - OTHER INVESTMENTS		TABLE 8 - INTEREST RATE RISK SENSITIVITY DISCLOSURES [17]

	Single-Family			Multifamily				Portfolio Market Value- Level (PMVS-L) (50bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)

	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance [16]		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Jan 2009	1.46%	4.31%	1.98%	0.03%	Jan 2009	$94,311	Jan 2009	$102	—	$90	—	0	—
Feb	1.60%	4.54%	2.13%	0.08%	Feb	98,611	Feb	447	—	44	—	1	—
Mar	1.73%	4.85%	2.29%	0.09%	Mar	99,414	Mar	429	$328	121	$87	1	1
Apr	1.86%	5.10%	2.44%	0.10%	Apr	110,947	Apr	493	—	130	—	0	—
May	2.01%	5.45%	2.62%	0.12%	May	114,498	May	570	—	101	—	0	—
Jun	2.13%	5.82%	2.78%	0.11%	Jun	73,345	Jun	577	547	40	90	0	0
Jul	2.27%	6.17%	2.95%	0.11%	Jul	90,749	Jul	556	—	89	—	0	—
Aug	2.41%	6.59%	3.13%	0.10%	Aug	117,724	Aug	549	—	105	—	0	—
Sep	2.57%	6.98%	3.33%	0.11%	Sep	83,696	Sep	566	557	91	95	0	0
Oct	2.73%	7.43%	3.54%	0.12%	Oct	86,138	Oct	472	—	19	—	0	—
Nov	2.88%	7.84%	3.72%	0.14%	Nov	84,821	Nov	452	—	21	—	0	—
Dec	3.00%	8.17%	3.87%	0.15%	Dec	90,954	Dec	469	465	28	23	0	0

					Full-Year 2009	90,954	Full-Year 2009	476	—	74	—	0	—

Jan 2010	3.13%	8.52%	4.03%	0.15%	Jan 2010	111,444	Jan 2010	435	—	18	—	0	—

					YTD 2010	$111,444	YTD 2010	$435	—	$18	—	0	—

Please see Endnotes on page 4.
2 of 4

TABLE 9 - 120-DAY DELINQUENCY - LOANS IN PC POOLS, BY LOAN ORIGINATION YEAR (18)

	As of January 31, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency(19)			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB(20)	Percent(21)	# of Loans	UPB(20)	Percent(21)	# of Loans	UPB(20)	Percent(21)	# of Loans	UPB(20)	Percent(21)	# of Loans	UPB(20)	Percent(21)	# of Loans	UPB(20)	Percent(21)	# of Loans	UPB(20)	Percent(21)	# of Loans	UPB(20)	Percent(21)	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2009	$7	0.01%	29	$63	0.03%	268	$40	0.05%	173	$22	0.21%	92	$12	0.68%	59	$1	1.04%	5	$0	2.63%	1	$144	0.04%	627
2008	1	0.04%	3	34	0.29%	124	891	1.39%	3,333	2,067	2.71%	8,328	2,047	4.57%	8,921	975	8.25%	4,550	370	12.80%	1,925	6,385	3.15%	27,184
2007	1	4.20%	6	22	1.69%	97	795	3.89%	3,180	4,001	5.09%	17,136	6,955	7.55%	33,667	3,720	12.33%	20,555	1,057	20.74%	6,254	16,551	7.58%	80,895
2006	0	2.15%	2	14	1.59%	57	445	3.86%	1,852	2,595	5.09%	11,169	5,116	6.37%	25,003	1,935	8.88%	10,777	276	12.83%	1,822	10,383	6.34%	50,682
2005	1	0.59%	4	232	1.74%	1,063	2,296	2.95%	11,069	2,856	4.09%	15,401	1,229	6.23%	7,138	164	8.99%	1,107	25	13.63%	188	6,803	3.82%	35,970
2004 and Prior	3	0.74%	21	149	0.87%	865	1,402	1.29%	8,414	2,293	1.94%	15,406	1,017	2.34%	8,414	573	2.40%	5,766	410	2.40%	5,442	5,847	1.86%	44,328
15 year maturity—
Loan origination year:
2009	1	0.00%	8	3	0.02%	22	1	0.07%	5	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	5	0.01%	35
2008	1	0.24%	7	31	0.36%	156	48	0.53%	291	20	0.63%	143	9	1.20%	87	2	3.36%	15	0	40.00%	2	111	0.53%	701
2007	0	0.96%	2	10	0.99%	54	57	1.34%	321	86	1.54%	550	49	2.19%	408	9	4.99%	95	2	8.29%	15	213	1.68%	1,445
2006	0	0.00%	0	4	1.13%	29	34	1.38%	195	97	1.57%	639	77	2.20%	612	8	3.10%	93	0	6.02%	5	220	1.78%	1,573
2005	8	0.63%	60	49	0.76%	355	116	1.03%	944	55	1.43%	487	6	2.49%	71	0	3.29%	5	0	20.00%	2	234	1.04%	1,924
2004 and Prior	70	0.32%	676	261	0.41%	2,662	247	0.52%	2,809	96	0.65%	1,314	56	0.69%	990	20	0.82%	512	13	1.28%	524	763	0.51%	9,487
Initial Interest—
Loan origination year:
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1	0.00%	6
2008	N/A	N/A	N/A	0	1.92%	1	8	3.87%	27	89	7.09%	299	123	10.49%	402	48	16.52%	152	6	33.85%	22	276	9.23%	903
2007	N/A	N/A	N/A	1	2.52%	3	28	6.01%	95	633	10.28%	2,176	1,915	14.18%	6,952	663	21.87%	2,524	102	35.62%	420	3,342	14.38%	12,170
2006	N/A	N/A	N/A	1	8.00%	2	6	6.33%	21	153	10.35%	531	472	14.88%	1,809	198	21.93%	806	41	33.15%	185	871	15.33%	3,354
2005	N/A	N/A	N/A	0	0.00%	0	6	5.98%	21	50	9.83%	219	91	14.42%	387	22	25.60%	96	4	42.31%	22	174	13.08%	745
2004 and Prior	N/A	N/A	N/A	0	0.00%	0	1	5.56%	2	2	5.67%	8	1	11.43%	4	N/A	N/A	N/A	N/A	N/A	N/A	3	6.54%	14

Combined	$93	0.11%	818	$875	0.28%	5,758	$6,421	1.30%	32,752	$15,114	3.02%	73,898	$19,177	5.32%	94,924	$8,339	6.92%	47,058	$2,306	5.09%	16,829	$52,325	2.59%	272,037

Adjustable-rate (ARM)(22)
Fully amortizing—
Loan origination year:
2009	$1	0.12%	2	$0	0.00%	0	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1	0.07%	2
2008	0	1.28%	1	48	3.65%	168	76	3.14%	280	27	3.38%	93	$1	6.00%	6	$0	20.00%	1	N/A	N/A	N/A	154	3.34%	549
2007	0	14.29%	2	7	10.00%	20	16	7.59%	61	152	10.98%	628	390	19.58%	1,660	116	29.28%	510	$30	34.92%	125	711	17.36%	3,006
2006	7	14.11%	34	7	13.82%	38	24	6.11%	106	302	7.87%	1,300	341	11.52%	1,514	149	24.71%	730	45	29.78%	243	875	11.11%	3,965
2005	18	6.37%	101	143	4.51%	715	337	4.77%	1,653	141	7.50%	670	47	17.94%	226	2	15.28%	11	0	0.00%	0	688	5.41%	3,376
2004 and Prior	37	2.53%	212	103	1.99%	617	78	2.17%	467	7	2.26%	77	4	2.90%	51	1	3.26%	21	1	3.05%	12	230	2.17%	1,457
Initial Interest:
Loan origination year:
2009	0	0.00%	0	1	0.25%	2	0	0.54%	1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1	0.21%	3
2008	0	0.00%	0	59	4.35%	183	320	4.82%	1,010	141	5.17%	457	2	9.18%	9	0	100.00%	1	0	0.00%	0	522	4.87%	1,660
2007	1	21.05%	4	24	21.22%	87	173	18.28%	613	2,704	18.45%	9,266	3,958	24.72%	13,807	388	35.72%	1,457	104	48.36%	399	7,351	22.34%	25,633
2006	13	14.61%	52	29	17.74%	113	152	12.06%	527	1,467	13.77%	5,323	3,367	19.03%	12,245	1,236	33.43%	5,054	248	38.74%	1,116	6,514	19.33%	24,430
2005	30	8.38%	116	210	7.04%	864	846	9.66%	3,398	647	14.44%	2,691	273	23.13%	1,206	26	29.41%	140	25	37.75%	131	2,056	11.63%	8,546
2004 and Prior	14	4.27%	59	41	7.56%	164	11	4.79%	49	1	3.66%	7	1	8.93%	5	—	12.50%	1	N/A	N/A	N/A	68	5.90%	285

Combined	$120	3.74%	583	$672	4.04%	2,971	$2,034	6.15%	8,165	$5,590	13.33%	20,512	$8,385	20.45%	30,729	$1,919	31.58%	7,926	$452	36.03%	2,026	$19,172	13.10%	72,912

Please see Endnotes on page 4.
3 of 4

ENDNOTES

(1)	The activity and balances set forth in these tables represent contractual amounts of unpaid principal balances, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. For PCs and Structured Securities, the balance reflects reported security balances and not the unpaid principal of the underlying mortgage loans. The mortgage-related investments portfolio amounts set forth in this report exclude premiums, discounts, deferred fees and other basis adjustments, the allowance for loan losses on mortgage loans held-for-investment, and unrealized gains or losses on mortgage-related securities. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs. The 2010 amounts do not include the impact of these amendments.
(2)	Total mortgage portfolio (Table 1) is defined as total guaranteed PCs and Structured Securities issued (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Total mortgage portfolio Purchases and Issuances (Table 1) is defined as mortgage-related investments portfolio purchases (Table 2) plus total guaranteed PCs and Structured Securities issuances (Table 4) less purchases of Freddie Mac PCs and Structured Securities into the mortgage-related investments portfolio. Purchases of Freddie Mac PCs and Structured Securities into the mortgage-related investments portfolio totaled $1,995 million (based on unpaid principal balance) during the month of January 2010. See endnote (13) for information on our HFA initiative activity in January 2010.
(4)	Includes sales of non-Freddie Mac mortgage-related securities and multifamily mortgage loans from our mortgage-related investments portfolio. Excludes the transfer of single-family mortgage loans through transactions that qualify as sales and all transfers through swap-based exchanges.
(5)	As of January 31, 2010, we had net unsettled purchase (sale) agreements of approximately $279 million. The ending balance of our mortgage-related investments portfolio, after giving effect to these unsettled agreements and assuming we did not enter any other purchase (sale) agreements after January 31, 2010, would have been $744.0 billion.
(6)	Single-family mortgage loans purchased for cash are reported net of transfers of such mortgage loans through transactions that qualify as sales as well as all transfers through swap-based exchanges.
(7)	See Endnote 4. Other activity consists of: (a) net additions for delinquent mortgage loans purchased out of PC pools, (b) net additions for balloon/reset mortgages purchased out of PC pools and (c) transfers of PCs and Structured Securities from our mortgage-related investments portfolio reported as sales.
(8)	Mortgage purchase agreements reflects trades entered into during the month and includes: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our purchase commitments may settle during the same month in which we have entered into the related commitment.
(9)	Mortgage sale agreements reflects trades entered into during the month and includes: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our sales commitments may settle during the same month in which we have entered into the related commitment.
(10)	Includes PCs, Structured Securities and tax-exempt multifamily housing revenue bonds and HFA bonds for which we provide a guarantee, as well as credit-related commitments with respect to single-family mortgage loans and HFA bonds held by third parties. Excludes Structured Securities where we have resecuritized our PCs and Structured Securities. These resecuritized securities do not increase our credit-related exposure and consist of single-class Structured Securities backed by PCs, Real Estate Mortgage Investment Conduits (REMICs) and principal-only strips. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance. Some of the excluded REMICs are modifiable and combinable REMIC tranches, where the holder has the option to exchange the security tranches for other pre-defined security tranches. Additional information concerning our guarantees issued through resecuritization can be found in our annual report on Form 10-K, dated February 24, 2010.
(11)	Represents principal repayments relating to PCs and Structured Securities, including those backed by non-Freddie Mac mortgage-related securities, and relating to securities issued by others and single-family mortgage loans held by third parties that we guarantee. Also includes our purchases of delinquent mortgage loans and balloon/reset mortgage loans out of PC pools.
(12)	As of January 31, 2010, the ending balance of our PCs and Structured Securities, excluding outstanding long-term standby commitments, would have been $1,865 billion in Table 4.
(13)	In October 2009, as part of a cooperative agreement with Treasury and Fannie Mae, we agreed to provide assistance to state and local HFAs. Our January 2010 issuance includes $7.2 billion of guarantees under this initiative. Treasury bears initial losses on these securities up to 35% of the program-wide issuance. See our annual report on Form 10-K, dated February 24, 2010, for additional information on these programs.
(14)	Represents the combined balance and activity of our senior and subordinated debt based on the par values of these liabilities.
(15)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure as of period end while multifamily delinquencies are based on the net carrying value of mortgages 90 days or more delinquent or in foreclosure as of period end. Delinquency rates presented in Table 6 exclude mortgage loans underlying Structured Transactions and PCs backed by Ginnie Mae Certificates as well as mortgage loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower is less than 90 days delinquent under the modified contractual terms. Structured Transactions typically have underlying mortgage loans with a variety of risk characteristics. Many of these Structured Transactions have security-level credit protections from losses in addition to any loan-level credit protection that may also exist. Additional information concerning Structured Transactions can be found in our annual report on Form 10-K, dated February 24, 2010.
The unpaid principal balance of our single-family Structured Transactions at January 31, 2010 was $29.7 billion, representing approximately 1% of our total mortgage portfolio. Included in this balance is $4.5 billion that are backed by subordinated securities, including $1.6 billion that are secured by FHA/VA loans, for which those agencies provide recourse for 100% of the qualifying losses associated with the loan. Structured Transactions backed by subordinated securities benefit from credit protection from the related subordinated tranches, which we do not purchase. In addition, there were $6.2 billion in unpaid principal balance that are backed by single-family HFA bonds for which Treasury provides up to 35% credit protection, based on conditions specified in the related programs. The remaining $19 billion of our Structured Transactions as of January 31, 2010 are single-class, or pass-through securities, including $9.6 billion of option ARMs, which do not benefit from structural or other credit enhancement protections. The delinquency rate for our single-family Structured Transactions (excluding those backed by HFA bonds) was 9.79% at January 31, 2010. The total single-family delinquency rate including our Structured Transactions (except for those backed by HFA bonds) was 4.15% at January 31, 2010. Below are the delinquency rates of our Structured Transactions:
Structured Transactions securitized by: subordinated securities, including FHA/VA guarantees 24.90%; HFA bonds N/A; option ARM pass-through securities 18.56%; other pass-through securities 0.94%.
Previously reported delinquency data is subject to change to reflect currently available information. Revisions to previously reported delinquency rates have not been significant nor have they significantly affected the overall trend of our single-family delinquency rates.
(16)	Other Investments consists of our cash and investments portfolio, which as of January 31, 2010 consists of: $48.5 billion of cash and cash equivalents; $45.7 billion of federal funds sold and securities purchased under agreements to resell; and $17.2 billion of non-mortgage investments. Non-mortgage investments are presented at fair value.
(17)	Our PMVS and duration gap measures provide useful estimates of key interest-rate risk and include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) changes in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.
(18)	Excludes loans underlying Fixed-rate 20-year, Fixed-rate 40-year and Balloon PCs, as well as certain conforming jumbo loans underlying non-TBA PCs. As of January 31, 2010, the outstanding unpaid principal balance (UPB) of mortgage loans that were 120 days or more delinquent for these categories was $1.3 billion, which are eligible to be purchased. An “N/A” indicates there were no PCs issued in the specified PC category or loan origination year.
(19)	Loans in PCs with coupons less than 4.0% have been excluded. As of January 31, 2010, the outstanding UPB of mortgage loans that were 120 days or more delinquent for this category was $1.2 billion.
(20)	Represents loan-level UPB. The loan-level UPB may vary from the Fixed-rate PC UPB primarily due to guaranteed principal payments made by Freddie Mac on the PCs. In the case of Fixed-rate Initial Interest PCs, if they have not begun to amortize, there is no variance.
(21)	Delinquency rates (percent) are based on the number of loans in each category.
(22)	ARM PC coupons are rounded to the nearest whole or half-percent-coupon. For example, the 5.0% PC Coupon category includes ARM PCs with coupons between 4.75% and 5.24%, except for the 4.0% Coupon category which includes ARM PCs with coupons between 4.0% and 4.24%.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.

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